September 24, 2018

STRATEGIC FUNDS, INC.

Dreyfus Select Managers Small Cap Growth Fund

and

Dreyfus Select Managers Small Cap Value Fund

Supplement to Summary Prospectus and Prospectus

The following information supplements the information contained in the sections "Fund Summary – Portfolio Management" in the summary prospectus and "Fund Details – Goal and Approach" and "– Management" in the prospectus:

The Bank of New York Mellon Corporation, the parent company of EACM Advisors LLC ("EACM"), the fund's portfolio allocation manager, has announced that it will commence winding-down the business affairs of EACM, which is not expected to be completed in 2018.  Management of the fund currently anticipates that EACM will continue as the fund's portfolio allocation manager until such time as the fund's board approves portfolio management changes related to the winding-down of EACM.

It is anticipated that the winding-down of the business affairs of EACM will have no adverse impact on the investment management of the fund.  The fund's subadvisers will continue to manage the portion of the fund's assets allocated to them as described in the prospectus.